SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2023

PROVIDENT BANCORP, INC.
(Exact Name of Registrant as Specified in Charter)

Maryland	001-39090	84-4132422
(State or Other Jurisdiction	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

5 Market Street, Amesbury, Massachusetts	01913
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (978) 834-8555

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock	PVBC	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events

On March 31, 2023, Provident Bancorp, Inc. (the “Company”) filed its Annual Report on Form 10-K for the Year Ended December 31, 2022. As disclosed in Note 17 of the Consolidated Financial Statements, in February 2023, the Company’s management approved the negotiation of a restructure of a $21.8 million loan relationship that is secured by cryptocurrency mining rigs and the USD value of Bitcoin maintained by an independent custodian. In connection with this negotiation, the Company evaluated subsequent events and given that the conditions were present at the December 31, 2022 consolidated balance sheet date, the Company placed the loan on non-accrual status and classified it as impaired.

As a result of the subsequent event, the Company also evaluated the need for any incremental reserves on the loan relationship and concluded that the reserves allocated were sufficient, therefore, there were no changes to the Company’s previously reported net income for the quarter and for the year ended December 31, 2022. However, the increase in non-accrual loans has resulted in changes in certain financial and other information from what was reported in the Company’s earnings release furnished to the Securities and Exchange Commission by Current Report on Form 8-K on January 31, 2023. The following table describes the resulting changes.

	Reported in Earnings Release	Reported in Annual Report on Form 10-K
	(Dollars in Thousands)

Non-accrual commercial loans	$ 5,262	$ 27,086
Total non-accrual loans	5,559	27,383
Total non-performing assets	11,610	33,434
Allowance for loan losses as a percent of non-performing loans	504.93%	102.51%
Non-performing loans as a percent of total loans	0.38%	1.90%
Non-performing loans as a percent of total assets	0.34%	1.67%
Non-performing assets as a percent of total assets	0.71%	2.04%

Item 9.01 Financial Statements and Exhibits

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

PROVIDENT BANCORP, INC.

DATE: March 31, 2023	By:	/s/ Joseph B. Reilly
Joseph B. Reilly
Co-President and Co-Chief Executive Officer